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                                                                 EXHIBIT  10(m)8
                                                           ALLETE 2006 FORM 10-K

             ALLETE EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PLAN
                     FORM OF LONG-TERM CASH INCENTIVE AWARD
                                 EFFECTIVE 2007
                         [ELIGIBLE EXECUTIVE EMPLOYEES]


                           GOALS AND AWARD OPPORTUNITY
                           ---------------------------


Base Salary                                                              $

    TIMES

Award Opportunity (percent of base salary)                               %
                                                                         -------

    EQUALS

Target Award Opportunity                                                 $

    TIMES

Strategic Non-financial Goals (0% - 120%)

    EQUALS

Cash Incentive Award                                                     $
                                                                         -------
Vesting Period: